Exhibit 10.3

ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE CONTRACT

For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, Inland Real Estate Acquisitions, Inc., an Illinois corporation, (“Assignor”), hereby assigns to IRESI Vernon Hills Commons, L.L.C., a Delaware limited liability company (“Assignee”), all of Assignor’s right, title and interest as a party to that certain Agreement of Purchase and Sale dated February 9, 2017, as amended by that certain First Amendment to Agreement of Purchase and Sale dated April 17, 2017 (collectively, the “Purchase Agreement”) by and between Assignor, as Purchaser, and VHTC Lot 10 LLC (“Seller”), with respect to the purchase and sale of certain real property and improvements listed on Exhibit A attached hereto and as further described in the Purchase Agreement.

By execution hereof by Assignee, Assignee for itself and its successors and assigns hereby accepts the assignment and assumes all of the obligations of Assignor under the Purchase Agreement with respect to the Property.

This Assignment is effective as of the 3rd day of May, 2017.

ASSIGNOR:	Inland Real Estate Acquisitions, Inc., an Illinois corporation

	By:	/s/ G. Joseph Cosenza
	Name:	G. Joseph Cosenza
	Its:	President

ASSIGNEE:	IRESI Vernon Hills Commons, L.L.C., a Delaware limited liability company

	By:	Inland Residential Operating Partnership, L.P., a Delaware limited partnership, its sole member

		By:	Inland Residential Properties Trust, Inc., a Maryland corporation, its general partner

			By:	/s/ David Z. Lichterman
			Name:	David Z. Lichterman
			Its:	Vice President, Treasurer & CAO

EXHIBIT A

LEGAL DESCRIPTION

PARCEL 1

LOT 10 IN THE FIRST RESUBDIVISION OF VERNON HILLS TOWN CENTER, BEING A RESUBDIVISION OF PART OF THE SOUTH HALF OF SECTION 15, TOWNSHIP 43 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE FINAL PLAT OF SUBDIVISION RECORDED FEBRUARY 2, 2011 AS DOCUMENT NUMBER  6705452, IN LAKE COUNTY, ILLINOIS.

PARCEL 2:

NON-EXCLUSIVE EASEMENT FOR THE BENEFIT OF PARCEL 1 AS CREATED BY THE DECLARATION OF EASEMENTS AND OPERATING AGREEMENT DATED APRIL 1, 2009 AND RECORDED JUNE 22, 2009 AS DOCUMENT NUMBER 6488478 MADE AND ENTERED INTO BY VHTC, LLC, AN ILLINOIS LIMITED LIABILITY COMPANY AND PTD PROPERTIES, LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, FOR THE PURPOSE OF (I) INGRESS, EGRESS AND PARKING BY VEHICULAR TRAFFIC, (II) THE PASSAGE AND ACCOMMODATION OF PEDESTRIANS, (III) INSTALLATION, OPERATION, MAINTENANCE, REPAIR AND REPLACEMENT OF THE COMMON UTILITY LINES AND (IV) THE INSTALLATION, REPAIR, REPLACEMENT AND MAINTENANCE OF AN IRRIGATION SYSTEM AND GRASS LANDSCAPING, AMENDED BY AMENDED AND RESTATED DECLARATION OF EASEMENTS AND OPERATING AGREEMENT DATED NOVEMBER 1, 2010 AND RECORDED FEBRUARY 2, 2011 AS DOCUMENT NUMBER 6705457 MADE AND ENTERED INTO BY VHTC, LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, VHTC LOT 3 LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, AND PTD PROPERTIES, LLC, AN ILLINOIS LIMITED LIABILITY COMPANY.

Property Address: 1255 Town Center Road, Vernon Hills, Illinois

PIN(s): 15-15-313-003